--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of Earliest Event Reported):  November 20, 1997
                                                         -----------------


                              THE REGISTRY, INC.
               ------------------------------------------------
              (Exact name of registrant as specified in charter)

        MASSACHUSETTS                   0-28192                 04-2920563
        -------------                   -------                 ----------
(State or other jurisdiction       (Commission File Number)  (I.R.S. Employer
     of incorporation)                                      Identification No.)


189 Wells Avenue, Newton, MA                                      02159
----------------------------                                      -----
(Address of principal executive offices)                       (Zip Code)


      Registrant's telephone number, including area code:  (617) 527-6886
                                                           --------------


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                           This is page 1 of 4 pages.
                        Exhibit Index appears on page 4.

ITEM 8.   CHANGE IN FISCAL YEAR.

          On November 20, 1997, the Board of Directors of the Registrant voted to change the fiscal year of the Registrant from a fiscal year ending on the last Saturday in June to a fiscal year ending on the last Saturday in December. This change was effected by the approval by the Board of Directors of an amendment to the By-Laws of the Registrant. The report covering the transition period will be filed on Form 10-K.

                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              THE REGISTRY, INC.


                              By:    /s/ Robert E. Foley
                                 --------------------------------------
                                 Name:  Robert E. Foley
                                 Title: Chief Financial Officer and Treasurer


Date:  December 5, 1997

                                 EXHIBIT INDEX


Exhibit No.                   Description of Exhibits                  Page
-----------                   -----------------------                  ----
3.1                  Second Amended and Restated By-Laws of the
                     Registry, Inc., as adopted effective
                     November 20, 1997.